FTVIPT SAI-1

                         SUPPLEMENT DATED JUNE 16, 2008
                TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                DATED MAY 1, 2008
                    OF FRANKLIN TEMPLETON VARIABLE INSURANCE
                             PRODUCTS TRUST (TRUST)

1. The paragraphs entitled "Foreign Currency Hedging Transactions" in Sections
4.13 (Franklin Strategic Income Securities Fund), 4.21 (Templeton Global Asset Allocation Fund), and 4.22 (Templeton Global Income Securities Fund) of the SAI are replaced with the following:

      Foreign currency hedging transactions. For the purpose of hedging, efficient portfolio management and/or enhancement of returns, the Fund may also, from time to time, enter into forward contracts including currency forwards, cross currency forwards (each of which may result in net short currency exposures) options on currencies or financial and index futures contracts. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The successful use of these transactions will usually depend on the manager's ability to forecast accurately currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in these transactions; for example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss. The Fund may also enter into options on foreign currency futures.

2. Section 5.8 of the SAI is replaced with the following:

      5.8  FOREIGN CURRENCY TRANSACTIONS

      5.8.1Forward foreign currency contracts and cross currency forward contracts. A forward contract is an obligation to purchase or sell a specific currency or multinational currency unit for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either, accept or make delivery of the currency specified at the maturity of a forward or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually affected with the counterparty to the original forward contract.

      A Fund may enter into a forward contract, for example, when it purchases or sells a security denominated in a foreign currency and desires to "lock in" the U.S. dollar price of the security. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund may also purchase and sell forward contracts for efficient portfolio management purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value.

      In addition, when a Fund believes that a foreign currency may experience a substantial movement against another foreign currency it may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as "cross-hedging); or b) necessary to derive a level of additional income that the Fund's manager seeks to achieve for the Fund. In connection with a Fund's forward contracts, an amount of its assets equal to the amount of the purchase will be segregated on the books of the Fund or its custodian to be used to pay for the commitment. Accordingly, at the time a Fund initially enters into a forward contract, it will have liquid assets available in an amount equal to 102% of the Fund's commitments under its forward contracts to limit any potential risk. These assets are marked-to-market daily and, if the asset coverage falls below 100% of the Fund's commitments, the Fund will increase the aggregate value of the assets to ensure that the assets are at least equal to 102% of the amount of the Fund's commitments under its forward contracts. A Fund may also cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency).

      Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. A Fund generally will not enter into a forward contract with a term greater than one year.

      5.8.2Options on foreign currencies. A Fund may purchase and write put and call options on foreign currencies. If used for hedging purposes as is the case with other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute a more effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium paid plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Over-the-counter forwards and related options may be considered illiquid securities and would be subject to a Fund's investment restriction with respect to illiquid securities.

      All options written by a Fund will be "covered." For more information about the mechanics of purchasing, writing and covering options, see section 5.4 "Derivative securities."

      5.8.3Foreign currency futures. A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. This investment technique may be used to achieve the same investment goals as forward foreign currency contracts.

      A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are affected on the exchange on which the contract was entered into (or on a linked exchange).

      All futures in which a Fund participates may be subject to "margin" and coverage requirements. See section 5.4, "Derivative securities," for more information.

3. In Section 4.11 of the SAI (Franklin Small Cap Value Securities Fund), the following is eliminated from the bullet-point list following the phrase "the Fund also may":

o     invest up to 5% of the value of its total assets in
           unseasoned companies."



                Please keep this supplement for future reference.